1 Leadership Through Continuous Innovation 2015 Annual Meeting of Shareholders Wednesday, May 20, 2015 Exhibit 99.1

2 Forward-looking statements This presentation contains forward-looking statements as defined by United States securities laws, including statements relating to our goals and expectations regarding our business, financial and capital condition, results of operations, investment portfolio performance and strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “expect,” “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to May 20, 2015. Important factors that may also affect future results and outcomes include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the sovereign-debt risks in the U.S., Europe and other regions; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, our ability to manage levels of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines and our ability to deploy deposits in a profitable manner consistent with our liquidi ty requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement changes to the regulatory framework applicable to our operations, including implementation of the Dodd-Frank Act, the Basel III final rule and European legislation (such as the Alternative Investment Fund Managers Directive and Undertakings for Collective Investment in Transferable Securities Directives); among other consequences, these regulatory changes impact the levels of regulatory capital we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, and restrictions on banking and financial activities. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, capital planning and compliance programs, and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are required or will be required to meet, whether arising under the Dodd-Frank Act or the Basel III final rule, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; increasing requirements to obtain the prior approval of the Federal Reserve or our other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; financial market disruptions or economic recession, whether in the U.S., Europe, Asia or other regions; our ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meet our expectations and those of our clients and our regulators; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or proceedings; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the liquidity or valuation of assets underlying those pools; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depository obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber- crime and other threats to our information technology infrastructure and systems and their effective operation both independently and with external systems, and complexities and costs of protecting the security of our systems and data; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced, and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize emerging needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2014 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, May 20, 2015, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.

Agenda Financial Results Leadership Through Continuous Innovation Summary 3

4 Financial Results 2014 & 1Q15

5 Delivered solid growth in 2014 • Earnings per share (EPS) growth driven by strong fee revenue growth and continued execution of our common stock repurchase program: – Total fee revenue of $8.32B increased 7.4% – Core servicing and management fees of $6.34B increased 6.9% – Asset servicing commitments of $1.1T and $28B of net new assets to be managed • Continued focus on expense control amidst regulatory compliance cost pressure – Achieved positive operating leverage2 in a challenging environment • Pre-tax operating margin: 30.1% 2014 Operating-Basis1 Results 2014 Operating- Basis1 Highlights: Revenue  5.9% EPS 12.1% ROE of 10.9% 1 Where applicable, as compared to 2013. Results presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures and for reconciliations of our operating-basis financial information. This Appendix is available on State Street’s website (www.statestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof. 2 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis, in this case comparing 2014 to 2013.

6 Progress in 1Q15 on key priorities: Growing revenue, managing expenses and returning capital to shareholders • EPS growth driven by strong fee revenue growth and continued execution of our common stock repurchase program: – Total fee revenue increased 7% from 1Q14 – Strength in foreign exchange trading revenue, increased 51% from 1Q14 • Continued focus on expense control • Purchased approximately $470M of our common stock, completing the March 2014 common stock purchase program authorizing purchase of up to $1.7B through March 31, 2015 • In March 2015 we received a non-objection on our Comprehensive Capital Analysis and Review (CCAR) 2015 capital plan: – Intention to increase quarterly common stock dividend to $0.34 from $0.30 per share in 2Q152 – Up to $1.8B in common stock purchases between April 1, 2015 and June 30, 20162 Operating-Basis1 Results 1Q15 Operating- Basis1 Highlights: Revenue  4.6% EPS 18.2% ROE of 10.4% 1 Where applicable, as compared to 1Q14. Results presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures and for reconciliations of our operating-basis financial information. This Appendix is available on State Street’s website (www.statestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof. 2 State Street’s 2Q15 common stock and other stock dividends, including the declaration, timing and amount thereof, remain subject to consideration and approval by its Board of Directors at the relevant time. Stock purchases may be made using various types of mechanisms, including open market purchases or transactions off market, and may be made under Rule 10b5-1 trading programs. The timing of stock purchases, types of transactions and number of shares purchased will depend on several factors, including, market conditions and State Street’s capital position, its financial performance and investment opportunities. The common stock purchase program does not have specific price targets and may be suspended at any time.

7 Leadership Through Continuous Innovation

8 A leading global provider of financial services Focus: Asset servicing and asset management All data as of or for the year-end December 31, 2014, as applicable. AUA: assets under custody and administration; AUM: assets under management. 1 Please see Appendix for footnotes 2-9. This Appendix is available on State Street’s website (www.statestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof. • #1 U.S. Mutual Fund Accounting2 • #1 Offshore Fund Servicing3 • #1 ETF Asset Servicing • #1 Global Alternative Asset Servicing4 • #1 Securities Finance5 • #1 Global Equity Index Manager6 • #2 Worldwide Institutional Assets under Management7 • #2 Global ETF Manager8 • #7 Real Money Provider9 Leadership Positions1 Global: Revenue: $10.3B AUA: $28.2T AUM: $2.45T Americas: Revenue: $5,945M AUA: $21.22T AUM: $1,568B Europe, Middle East & Africa: Revenue: $3,472M AUA: $5.63T AUM: $559B Asia Pacific: Revenue: $878M AUA: $1.34T AUM: $321B

Our history reflects our culture of innovation

Innovation in businesses, products and services: Focus for future growth

- **1970s and 1980s:**
  - Formed Transfer Agency JV (BFDS)
  - Established State Street Global Advisors



SPDR ETF
ETF Servicing
Multicurrency Horizon Platform
Fund Admin. Business
FX Connect
State Street Associates
Middle Office Outsourcing
First Gold ETF
LDI Strategies
StreetFX
Global Location Strategy, Enhanced Custody,
ITOT
Total ETF Servicing Platform
AIS 360, Liquid Alts
TruCross/FXsm
State Street Global Exchange
1990s
2000s
2010s
IFS
Deutsche Bank's GSS Business
Investors Financial Services and Currenex
Goldman Sachs Administration Services
Complementa and Pulse Trading
Bank of Ireland Asset Management
Mourant International Finance Administration and Intesa Sanpaolo securities services business

Acquisitions: Laid foundation for growth

9

10 Focused strategy supports long-term financial goals LONG-TERM SHAREHOLDER VALUE BUILDING ON OUR STRONG CORE ACHIEVING A DIGITAL ENTERPRISE INVESTING IN OPPORTUNITIES FOR GROWTH OPTIMIZING CAPITAL Aligning solutions with client needs, continuing to innovate, capturing value and improving efficiency Driving greater transformation that benefits clients and our shareholders Acting on changes in the market to fuel expansion of products and services and the markets we serve Adapting to new rules and optimizing returns for shareholders Talent, Culture, Innovation and Risk Excellence Operating-Basis1 Financial Goals: Revenue Growth of 8%-12%, EPS Growth of 10%-15% and ROE of 12%-15% 1 Long-term goals presented on an operating-basis, a non-GAAP presentation, and do not reflect the near term expectations. Refer to Appendix included with this presentation for explanation of our non-GAAP measures. This Appendix is available on State Street’s website (www.statestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof.

11 Building on our strong core 6,336 5,925 5,407 5,299 4,767 4,100 2009 2010 CAGR 9.1% 2014 2013 2012 2011 Total Core Asset Servicing and Asset Management Fee Revenue ($M) • Strong asset servicing and asset management fee growth: − CAGR of 9.1% from 2009 to 2014 and 6.9% from 2013 to 2014 • In 2014, won $1.1T in new asset servicing commitments and $28B in net new assets to be managed • Focused on continuous improvement: − Deepening client relationships − Expanding in high-growth markets such as ETF, offshore and alternative markets − Relentless product innovation: − TruCross − Data warehousing − Enhanced Custody

12 Achieving a digital enterprise • Further operational efficiencies • Systems resiliency and scalability • Lower unit cost • Enhanced data flexibility • Continued cloud migration • Faster speed to market Business Operations and Information Technology Transformation initiatives have driven wholesale change Process Automation and Standardization Workforce Optimization: Centers of Excellence Leveraging Lower- Cost Locations Integrating Private Cloud Infrastructure Digital Enterprise

13 Investing in opportunities for growth • Globalizing alternative investment servicing capabilities • Developed market leading ETF servicing platform • Established Global Exchange: – Investable models – Risk management platform – Liquidity stress testing • Investing in Enhanced Custody • Investing in SSGA: – Introducing new ETF products – Expanding distribution – Innovating solutions

14 Optimizing capital • Investing for the future • Optimizing capital structure in light of new and emerging rules • Prioritizing return to shareholders through common stock repurchases and dividends • Targeting common stock dividends to be 20%-25% of operating-basis1 income 1 Target presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures. This Appendix is available on State Street’s website (www.statestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof.

15 Talent and culture are core to State Street • Our Foundation invested US$18.8M in 2014 in 32 communities in which we operate, with a focus on education and workforce development • A record of over 106,000 hours of service were contributed to community organizations in 2014, an increase of 18% over 2013 • Became a signatory to the United Nations Global Compact, involving ten principles in the areas of human rights, environment and anti-corruption • Increasingly recognized for diversity We are positively impacting our communities Powermeter100 Most Influential Latinos Top Diversity Employer Best 100 Companies for Hispanics Top Financial Company for Women Top Financial Employer Top Employer 50 Leading Company for Women’s Leadership In APEC

16 Summary

17 We’re recognized for our leadership positions in the industry … No. 1 Global Custodian (Weighted rankings) Global Investor 2014 Global Custody Survey Best Securities Financing House in Asia Pacific Asia Asset Management 2014 Best of the Best Awards Best ETF Service Provider in Asia Pacific and Europe exchangetradedfunds.com 2014 Global ETF Awards Mutual Fund Administrator of the Year, Transfer Agent of the Year Custody Risk 2014 Americas Awards No. 1 in Flow Research and Quantitative Research for Real Money Clients Euromoney 2014 Foreign Exchange Survey Global Custody Award Winner Chief Investment Officer 2014 European Innovation Awards Hedge Fund Administrator of the Year, Transfer Agent of the Year Funds Europe 2014 Funds Europe Awards No. 1 Equity Lender Global Investor 2014 Equity Lending and Technology Survey Hedge Fund Administrator of the Year Global Investor 2014 Investment Excellence Awards

18 … and delivering shareholder value 5 Year Total Shareholder Return 1/1/2010 – 12/31/2014 '10 '11 '12 '13 '14 -60% -40% -20% 0% 20% 40% 60% 80% 100% 120% Source: FactSet Prices Bank of New York Mel lon Corporation Northern Trust Corporation S&P 500 / Financia ls - SEC State Street Corporation94% State Street Corp 59% Bank of New York 44% Northern Trust Corp 87% S&P Financials 1/1/2010 12/31/2014

19 Appendix The foregoing presentation includes financial information presented on a GAAP basis as well as on a non-GAAP, or “operating basis.” Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

20 Appendix: Footnotes to slide 8 2 #1 Mutual Fund Accounting, Mutual Fund Service Guide, 2014 3 #1 Offshore Fund Servicing, Monterey Insight, Ireland Fund Report, 2014 4 #1 Global Alternative Asset Servicing, Evestment Administrator Survey, June 2014 5 #1 Securities Finance, Global Investor Magazine Survey, February 2015 6 #1 Global Equity Index Manager, Pension and Investments, May 2014 7 #2 Worldwide Institutional Assets Under Management, Pensions and Investments, May 2014 8 #2 Global ETF Manager, SSGA Global ETF Snapshot, December 2014 9 #7 Real Money, Euromoney FX Survey, 2014

21 2014 vs. (Dollars in millions) 2013 Total Revenue: Total revenue, GAAP basis $ 10,295 $ 9,884 4.2 % Tax-equivalent adjustment associated with tax-advantaged investments 288 158 Tax-equivalent adjustment associated with tax-exempt investment securities 173 142 Discount accretion related to former conduit securities (119) (137) Total revenue, operating basis (1) $ 10,637 $ 10,047 5.87 Fee Revenue: Total fee revenue, GAAP basis $ 8,031 $ 7,590 5.8 Tax-equivalent adjustment associated with tax-advantaged investments 288 158 Total fee revenue, operating basis $ 8,319 $ 7,748 7.4 Expenses: Total expenses, GAAP basis $ 7,827 $ 7,192 8.8 Severance costs associated with staffing realignment (84) (11) Provisions for litigation exposure and other costs, net (187) (65) Acquisition costs (58) (76) Restructuring charges, net (75) (28) Total expenses, operating basis (1) $ 7,423 $ 7,012 5.86 STATE STREET CORPORATION RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. % Change The foregoing presentation presents financial information prepared on a GAAP as well as on an operating basis. The following tables reconcile operating- basis financial information presented in the presentation to financial information prepared and reported in conformity with GAAP. Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Years Ended December 31, 2013 December 31, 2014 (1) For the year ended December 31, 2014 and December 31, 2013, positive operating leverage in the year-over-year comparison was approximately 1 basis point, based on an increase in total operating-basis revenue of 5.87% and an increase in total operating-basis expenses of 5.86%.

22 2014 vs. (Dollars in millions, except per share amounts) 2013 Income Before Income Tax Expense: Income before income tax expense, GAAP basis $ 2,458 $ 2,686 (8.5) % Net pre-tax effect of non-operating adjustments to revenue and expenses 746 343 Income before income tax expense, operating basis $ 3,204 $ 3,029 5.8 Pre-tax operating margin (2) : Pre-tax operating margin, GAAP basis 23.9% 27.2 % Net effect of non-operating adjustments 6.2 2.9 Pre-tax operating margin, operating basis 30.1% 30.1 % Diluted Earnings per Common Share: Diluted earnings per common share, GAAP basis $ 4.57 $ 4.62 (1.1) Severance costs .13 .02 Provisions for litigation exposure and other costs, net .34 .09 Acquisition costs .09 .11 Restructuring charges, net .11 .04 Discount accretion related to former conduit securities (.17) (.18) Out-of-period income tax benefit to adjust deferred taxes - (.16) Italian banking industry tax assessment .02 - Diluted earnings per common share, operating basis $ 5.09 $ 4.54 12.1 Return on Average Common Equity: Return on average common equity, GAAP basis 9.8% 10.5% (70) bps Severance costs .3 - Provisions for litigation exposure and other costs, net .7 .2 Acquisition costs .2 .3 Restructuring charges, net .2 .1 Discount accretion related to former conduit securities (.4) (.4) Out-of-period income tax benefit to adjust deferred taxes - (.4) Italian banking industry tax assessment .1 - Return on average common equity, operating basis 10.9% 10.3% 60 (2) Pre-tax operating margin for the years ended December 31, 2014 and 2013 was calculated by dividing income before income tax expense by total revenue. The foregoing presentation presents financial information prepared on a GAAP as well as on an operating basis. The following tables reconcile operating- basis financial information presented in the presentation to financial information prepared and reported in conformity with GAAP. % Change December 31, December 31, Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax- exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non- GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Years Ended 2014 2013 STATE STREET CORPORATION RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

STATE STREET CORPORATION
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street's normal ongoing business operations.
Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

The foregoing presentation presents financial information prepared on a GAAP as well as on an operating basis. The following tables reconcile operating-basis financial information presented in the presentation to financial information prepared and reported in conformity with GAAP.

	Quarters Ended		% Change
(Dollars in millions)	March 31, 2015	March 31, 2014	Q1 2015 vs. Q1 2014
Total Revenue:			
Total revenue, GAAP basis	$ 2,605	$ 2,485	4.8 %
Tax-equivalent adjustment associated with tax-advantaged investments	53	57	
Tax-equivalent adjustment associated with tax-exempt investment securities	44	44	
Discount accretion related to former conduit securities	(25)	(27)	
Total revenue, operating basis	$ 2,677	$ 2,559	4.6
Fee Revenue:			
Total fee revenue, GAAP basis	$ 2,060	$ 1,924	7.1
Tax-equivalent adjustment associated with tax-advantaged investments	53	57	
Total fee revenue, operating basis	$ 2,113	$ 1,981	6.7
Diluted Earnings per Common Share:			
Diluted earnings per common share, GAAP basis	$ .90	$ .81	11.1
Severance costs	-	.11	
Provisions for legal contingencies	.36	.01	
Acquisition costs	.01	.03	
Restructuring charges, net	-	.02	
Effect on income tax rate of non-operating adjustments	(.06)	.02	
Discount accretion associated with former conduit securities	(.04)	(.04)	
One-time Italian tax on banks and insurance companies	-	.03	
Diluted earnings per common share, operating basis	$ 1.17	$ .99	18.2
Return on Average Common Equity:			
Return on average common equity, GAAP basis	7.9 %	7.2 %	70 bps
Severance costs	-	1.0	
Provisions for legal contingencies	3.2	.1	
Acquisition costs	.1	.3	
Restructuring charges, net	-	.1	
Effect on income tax rate of non-operating adjustments	(.5)	.2	
Discount accretion associated with former conduit securities	(.3)	(.3)	
One-time Italian tax on banks and insurance companies	-	.2	
Return on average common equity, operating basis	10.4 %	8.8 %	160

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